Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of September 9, 2011, is executed by and between Ameriprise Financial, Inc. (the “Company”), the Lenders (as defined below), and Wells Fargo Bank, National Association, as administrative agent (the “Agent”).

BACKGROUND

A.    The Company, the lenders party thereto (“Lenders”), the Agent and the other named agents are party to that certain Credit Agreement dated as of September 30, 2010 (the “Credit Agreement”).

B.    The parties wish to amend the Credit Agreement as provided herein as of the date hereof.

C.    The Company, the Agent and the Lenders are willing to enter into this Amendment upon the terms and conditions set forth below.

NOW THEREFORE, in consideration of the matters set forth in the recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

Section 1.       Definitions.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

Section 2.       Amendment to the Credit Agreement.  Section 1.1 of the Credit Agreement is amended by deleting the definition of “Revolving Loan Commitment Termination Date” in its entirety and replacing it with the following:

“Revolving Loan Commitment Termination Date” means November 30, 2011.

Section 3.       Representations and Warranties.  To induce the Agent and the undersigned Lenders to execute this Amendment, the Company hereby represents and warrants to the Agent and such Lenders as follows:

3.1.          the execution, delivery and performance of this Amendment have been duly authorized by all requisite action of the Company, and this Amendment constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

3.2.          each of the representations and warranties in the Credit Agreement are true and correct in all material respects with the same effect as though made on and as of the date hereof (except, in each case, to the extent stated to relate to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date); provided that, if a representation or warranty is qualified as to materiality, the applicable materiality qualifier set forth above shall be disregarded with respect to such representation and warranty for purposes of this provision; and

3.3.          no Event of Default or Potential Event of Default exists under the Credit Agreement or would exist after giving effect to this Amendment.

Section 4.       Effectiveness.  This Amendment shall become effective upon the receipt by the Agent of counterparts hereof signed by the Agent, the Company and each of the Lenders.

Section 5.       Reference to and Effect Upon the Credit Agreement.

5.1.          Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

5.2.          Except as specifically set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any other Loan Document, nor constitute an amendment or waiver of any provision of the Credit Agreement or any other Loan Document.  Upon the effectiveness of this Amendment, each reference to the Credit Agreement contained therein or in any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

Section 6.       APPLICABLE LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW.

Section 7.       Enforceability and Severability.  Wherever possible, each provision in or obligation under this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any such provision or obligation shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 8.       Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.  Delivery of a counterpart signature page by facsimile transmission or by e-mail transmission of an Adobe portable document format file

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(also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart signature page.

Section 9.       Costs and Expenses.  The Company hereby affirms its obligation under Section 10.2 of the Credit Agreement to reimburse the Agent for all reasonable and documented out-of-pocket costs and expenses incurred thereby in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the attorneys’ fees and expenses for the Agent with respect thereto.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.

COMPANY:

AMERIPRISE FINANCIAL, INC.

	By:	/s/ James Hamalainen
	Title:	Senior Vice President - Treasurer

LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
individually and as Administrative Agent

	By:	/s/ Michael J. Giese
	Title:	Managing Director

BANK OF AMERICA, N.A., individually and as Syndication Agent

	By:	/s/ Tiffany Burgess
	Title:	Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender

	By:	/s/ Melvin Jackson
	Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

	By:	/s/ Jay Chall
	Title:	Director

	By:	/s/ Philipp Nuter
	Title:	Assistant Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Lawrence Karp
Title:	Managing Director

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Diane Rolfe
Title:	Director

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Mark Walton
Title:	Authorized Signatory

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Sherrese Clark
Title:	Authorized Signatory

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Inna Kotsubey
Title:	Vice President

THE BANK OF NEW YORK MELLON,
as a Lender

By:	/s/ Paulette J. Truman
Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

BNP PARIBAS,
as a Lender

By:	/s/ Phil Truesdale
Title:	Managing Director

By:	/s/ Riad Jafarov
Title:	Vice President

SOCIETE GENERALE,
as a Lender

By:	/s/ William Aishton
Title:	Director

UBS LOAN FINANCE LLC,
as a Lender

By:	/s/ Irja R. Otsa
Title:	Associate Director

By:	/s/ Mary E. Evans
Title:	Associate Director

[Signature Page to Amendment No. 1 to Credit Agreement]